UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

HITOR GROUP, INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

February 27, 2015

HITOR GROUP, INC.

6513 132nd Ave., #376

Kirkland, WA 98033

GENERAL INFORMATION

This Information Statement has been filed with the U.S. Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Hitor Group, Inc. a Nevada Corporation (the “Company”), to notify such Stockholders of the following:

(1)

On or about February 27, 2015, the Company received written consents in lieu of a meeting of shareholders from Stockholders owning a majority of the issued and outstanding shares of the Company’s voting securities authorizing the Company’s board of directors (the “Board”) to amend our certificate of incorporation in the State of Nevada to increase the maximum number of shares of common stock that the Company shall be authorized to have outstanding at any time to one billion (1,000,000,000) shares of common stock, par value $0.001 (the “Common Stock”).

On September 7, 2014, the Board approved the increase in our authorized shares of common.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.  The Board has fixed the close of business on February 27, 2015, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.  However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about March 16, 2015, to all Stockholders of record as of the Record Date.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND

QUARTERLY REPORTS ON FORM 10-Q AND HOUSEHOLDING

A copy of the Company’s 1934 Act Filings, as filed with the Commission are available upon written request and without charge to shareholders by writing to the Company c/o, Chief Financial Officer, 6513 132nd Ave NE, #376, Kirkland, WA 98033, or by calling telephone number (206) 229-4188.  A copy of any and all information that has been incorporated by reference into this information statement shall be sent by first class mail or other equally prompt means within one business day of receipt of such request.

In certain cases, only one 1934 Act Filing may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the annual report or quarterly report(s), as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Financial Officer, Hitor Group, Inc. at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of annual reports or quarterly reports if they are receiving multiple copies of 1934 Act Filings by directing such request to the same mailing address.

All 1934 Act Filings are filed with the Commission and are of public record. Such information can be accessed at www.sec.gov.

OUTSTANDING VOTING SECURITIES

As of February 27, 2015, the Company had 95,016,330 shares of Common Stock issued and outstanding.  Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On February 27, 2015, the holders of 48,975,000 shares of the Company’s Common Stock executed and delivered to the Company written consents approving the actions set forth herein.  Since the action has been approved by the holders of the majority of the issued and outstanding voting shares of the Company, no proxies are being solicited with this Information Statement.  The Board adopted resolutions approving the actions set forth herein on September 27, 2014.

General

Our authorized capital stock consists of 150,000,000 shares of common stock at a par value of $0.001 per share.  There are no provisions in our charter or by-laws that would delay, defer or prevent a change in our control.

Common Stock

As of February 27, 2015, 95,016,330 shares of common stock are issued and outstanding and held by 54 stockholders.  Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.

Holders of common stock do not have cumulative voting rights.  Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors.  Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.  In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.  Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Dividends

Since inception we have not paid any dividends on our common stock.  We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock.  Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future.  Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Warrants

There are no warrants to purchase our securities outstanding.

Options

There are no options to purchase our securities outstanding.  We may in the future establish an incentive stock option plan for our directors, employees and consultants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on February 27, 2015, by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Shareholder Name	Number of Common Shares Owned	Percentage of Voting Securities Held (1)

Ken Martin, CEO, Director	15,300,000	16.1%

Harold Hartz, Director	3,750,000	Less than 1%

Richard Harris	250,000	Less than 1%

All Officers and Directors as a Group (3 persons)	19,050,000	16.14%

DISSENTER’S RIGHTS OF APPRAISAL

Section 78.3793 of Nevada Revised Statue (“NRS”) which provides dissenting shareholders with rights to obtain payment of the fair value of his/her shares in the case of control share acquisition is not applicable to the matters disclosed in this Information Statement.  Accordingly, dissenting shareholders will not have rights to appraisal in connection with the amendment to the Articles of Incorporation discussed in this Information Statement.

No officer or director, or any nominee for such, has any substantial interest, direct or indirect, by security holdings or otherwise.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS.

Hitor Group (formerly Can/Am Auto sales, Inc., LFG International, Inc. and Nano Jet Corp) (Hitor Group), is a development stage company with limited operations, limited revenue, limited financial backing and limited assets.  The original plan was to market used cars through the internet and auto trade magazines to individuals in the U.S. and Canada. The following plan of operation should be read in conjunction with the December 31, 2013, audited financial statements and the related notes thereto, and the unaudited financial statements for the period ended September 30, 2014 and the related notes thereto. This discussion contains forward looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Our actual results and the timing of certain events could differ materially from those anticipated in these forward looking statements as a result of certain factors, including those set forth under Business and elsewhere in this report. As of December 31, 2013, and September 30, 2014, Hitor Group had $14,529 and $28,196 cash on hand, respectively.  Development stage net loss for the year ended December 31, 2013, was $444,755

compared to $112,527 for the year ended December 31, 2012.   Development stage net loss for the nine-month period ended September 30, 2014, was $223,389, compared to $333,490 for the nine-month period ended September 30, 2013.  The loss for the year ended December 31, 2013, and the period ended September 30, 2014, consisted primarily of legal and accounting, marketing and advertising and general and administrative expenses incident to the Company’s development stage activities, with a nominal amount of sales revenue.

1. Overview

Hitor Group will market to the American and International trucking and automobile parts distribution companies, as well as to alternative fuel vehicle distributors. It is not the intent of the Company to market directly to the consumer, but rather through distribution channels in the truck, automobile and motorcycle industry. The Company will educate these groups about the benefits of a Hitor Group fuel saving device as well as our other products, such as fuel atomization efficiency enhancement products for their engines. Hitor Group expects to form licensing arrangements with Original Equipment Manufacturers (OEMs) having high brand recognition in the vehicle marketplace.

2. Marketing Strategies

Hitor Groups primary market is the American trucking companies, automobile manufacturers and international trucking and automobile makers. In addition, Hitor Group plans to market to oil companies as well as alternate fuel vehicle distributors.  Hitor Group expects that the success of its products will depend, in part, upon the Company increasing the speed and effectiveness with which it educates the consumer in order to capture more market share.  The Company plans to do this by attempting to implement one or more of the following strategies:

3. Website

The Hitor Group website will act as a centerpiece to operations and in the future Hitor Group will further build out their website, which will be accessed by member password for trucking companies and distributors such as auto parts companies.  The website will form a hub for its Internet community which will also include motorcycle parts distributors as well as oil extraction products.  The website will be technically viewed as a portal to all of Hitor Groups product lines.  The site will also provide an arena for ongoing communication among users, testimonials, etc.  Online information will be available to members in a highly intuitive format.

Hitor Group will be required to raise funds through equity and/or debt financing in order to purchase the units for resale.  The Company does not expect to encounter any delays with the production of the units after the orders are placed.  Hitor Group believes it will need to secure between $1,000,000 and $2,000,000 in financing to pre pay for its order of large and small units. Although purchasers and potential distributors have indicated to management of Hitor Group that they will purchase the units when received by the Company, it is possible that those orders may not materialize, or may not all materialize, and the sales forecast may not be met.

Going Concern

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon the continued financial support from our shareholders, our ability to obtain necessary equity financing to continue operations, and achieving a profitable level of operations. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current shareholders.  We hope to raise additional capital by way of equity, debt or a combination of both.  It is unlikely that normal commercial loans will be available, since we have minimal revenues to date.  If we are required to issue debt, it may be on terms that are more onerous than typical commercial debt.  We are actively seeking equity capital.  If we are successful in securing one or more equity investments, we expect that we will be able to purchase units of Nano-Jet products and be able to resell those products at a profit.  If we are unable to raise capital through equity or debt, or business could fail.

Because we have a working capital deficit, have generated minimal revenues, and have incurred losses from operations since inception, in their report on our audited financial statements for the year ended December 31, 2013, our independent auditors included an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern.  Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE.

None.

FINANCIAL AND OTHER INFORMATION

The following financial statements are included herewith:

Consolidated Financial Statements (Unaudited) for the Period Ended September 30, 2014

Consolidated Financial Statements for the Years Ended December 31, 2013 and 2012

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
Table of Contents

Balance Sheets:
September 30, 2014 and December 31, 2013	F-1

Statements of Operations:
For the three and nine months ended September 30, 2014 and 2013 and
cumulative inception July 15, 2005 through September 30, 2014	F-2

Statements of Cash Flows:
For the three months ended September 30, 2014 and 2013	F-3

Notes to Financial Statements:
September 30, 2014	F-5 to F-10

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Balance Sheets

	(Unaudited)	(Audited)
	September 30,	December 31,
	2014	2013

ASSETS
Current assets:
Cash	$ 28,196	$ 14,529
Prepaid Expenses	-	-
Inventory	-	-
Total current assets	28,196	14,529

Fixed Assets
Furniture and Equipment	8,936	8,936
Computer Equipment	5,617	5,617
Leasehold Improvements	-	-
Total Fixed Assets	14,553	14,553
Less Accumulated Depreciation	(14,553)	(14,553)
Net Fixed Assets	-	-

Other Assets
Investment in HITOR Poland LLC	-	-
Goodwill	-	-
Total Other Assets	-	-
Total assets	$ 28,196	$ 14,529

LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$ 225,738	$ 208,474
Convertible Notes Payable	694,293	524,500
Deposit	150,000	150,000
Notes payable	141,135	162,903
Advance from Lantz Financial, Inc.	24,500	24,500
Total current liabilities	1,235,666	1,070,377

Long-term liabilities:

Total long-term liabilities	-	-

Total liabilities	1,235,666	1,070,377

STOCKHOLDERS' DEFICIT
Common stock, $.001 par value, 150,000,000 authorized,
87,648,683 and 81,505,862 shares issued and outstanding	87,649	81,506
Capital in excess of par value	1,909,709	1,855,126
Stock subscription	11,040	-
Deficit accumulated during the development stage	(3,215,868)	(2,992,480)
Total stockholders' deficit	(1,207,470)	(1,055,848)
Total liabilities and stockholders' deficit	$ 28,196	$ 14,529

The accompanying notes are an integral part of these statements.

F-1

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Statements of Operations
Unaudited
	Cumulative,
	Inception,
	July 15,	Three months	Three months	Nine months	Nine months
	2005 Through	Ended	Ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2014	2013	2014	2013

Sales	$ 81,723	$ -	$ -	$ -	$ 50,000

Cost of Sales	49,579	-	-		-

Gross Profit	32,144	-	-	-	50,000

General and administrative expenses:
Salaries	228,693	-			-
Depreciation	22,837	-			-
Legal and professional	1,174,607	23,491	25,847	55,735	119,455
Marketing and Advertising	458,621	1,546	627	2,560	53,418
Insurance	33,025	105	105	315	315
Communications	60,616	1,375	1,215	3,829	4,843
Rent	110,949	2,000	-	4,695	4,000
Inventory impairment	75,968				-
Other general and administrative	500,829	14,717	10,210	31,801	46,012
Total operating expenses	2,666,145	43,234	38,004	98,935	228,043
(Loss) from operations	(2,634,001)	(43,234)	(38,004)	(98,935)	(178,043)

Other income (expense):
Interest Income	4,617	-	-	-	-
Loss on disposition of assets	(35,720)			-
Interest (expense)	(550,764)	(69,293)	(64,201)	(124,454)	(155,447)
(Loss) before taxes	(3,215,868)	(112,527)	(102,205)	(223,389)	(333,490)

Provision (credit) for taxes on income	-	-	-	-	-
Net (loss)	$ (3,215,868)	$ (112,527)	$ (102,205)	$ (223,389)	$ (333,490)

Basic earnings (loss) per common share		$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)

Weighted average number of shares outstanding		84,572,035	75,514,537	84,572,035	75,514,537

The accompanying notes are an integral part of these statements.

F-3

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Statements of Cash Flows
Unaudited
	Cumulative,
	Inception,
	July 15,	Nine months	Nine months
	2005 Through	ended	ended
	September 30,	September 30,	September 30,
	2014	2014	2013
Cash flows from operating activities:
Net (loss)	$ (3,215,868)	$ (223,389)	$ (333,490)
Adjustments to reconcile net (loss) to cash
provided (used) by developmental stage activities:
Common stock issued for services	522,724		-
Effects of reverse merger with LFG	(8,636)
Depreciation and Amortization	14,553	-	-
Interest expense	119,373	119,374
Amortization of bond discount	232,800	30,184	78,522
Loss on sale of assets	12,620
Change in current assets and liabilities:
Prepaid expenses	-	-	33,242
Deposits	150,000	-
Accounts payable and accrued expenses	227,240	18,766	39,744
Net cash flows from operating activities	(1,945,194)	(55,065)	(181,982)
Cash flows from investing activities:
Purchase of fixed assets	(14,553)	-	-
Website development costs incurred
Net cash flows from investing activities	(14,553)	-	-
Cash flows from financing activities:
Proceeds from sale of common stock	1,169,827	-	-
Proceeds/(payments) from notes payable	178,616	(21,768)	57,335
Convertible Note Payable	615,000	90,500	67,551
Investment in subsidiary	-	-	-
Advance from Lantz Financial, Inc.	24,500
Net cash flows from financing activities	1,987,943	68,732	124,886
Net cash flows	28,196	13,667	(57,096)
Cash and equivalents, beginning of period	-	14,529	64,992
Cash and equivalents, end of period	$ 28,196	$ 28,196	$ 7,896

Supplemental cash flow disclosures:
Cash paid for interest	$ -	$ -	$ -
Cash paid for income taxes	-
Shares issued to settle convertible debenture	$ 153,271	$ 30,000	$ 7,286

The accompanying notes are an integral part of these statements.

F-3

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

Note 1 - Organization and summary of significant accounting policies:

Following is a summary of the Company’s organization and significant accounting policies:

Organization and nature of business –Hitor Group Inc., formerly Nano-Jet Corp. (“We,” or “the Company”) is a Nevada corporation incorporated on July 15, 2005. Effective December 6, 2007, the Company changed its name to Hitor Group Inc.

The Company’s product is anticipated to allow owners and operators of both gasoline and diesel powered vehicles to potentially increase fuel efficiency while reducing fuel emissions into the environment. In addition, the Company intends to operate three other subsidiaries. One will focus on oil extraction, transport and storage solutions. The other will focus on alternative powered private and commercial vehicles.  The Company owns a proprietary technology and currently is applying for patents and has hired patent attorneys for this technology worldwide.

The Company is also in the process of substantially changing their business plan.  The company will operate two distinct sections, the one that allows fuel and energy efficiency and a new telecom division which will allow the company to offer voice over internet protocol (VoIP).

Basis of presentation – The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and reflect all adjustments, consisting of normal recurring adjustments, which management believes are necessary to fairly present the financial position, results of operations, and cash flows of the Company for the period ending September 30, 2014 and December 31, 2013.

Use of estimates -The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of September 30, 2014 and December 31, 2013.

Inventory – Inventory is recorded at lower of cost or market, cost is computed on a first-in first-out basis.  The inventory consists of imported parts.  The Company currently has no inventory.

Property and Equipment – The Company values its investment in property and equipment at cost less accumulated depreciation.  Depreciation is computed primarily by the straight line method over the estimated useful lives of the assets ranging from five to thirty-nine years.

Convertible Debentures:

Beneficial Conversion Features – If the conversion features of conventional convertible debt provides for a rate of conversion that is below market value, this feature is characterized as a beneficial conversion feature (“BCF”).  A BCF is recorded as a debt discount pursuant to FASB ASC Topic 470-20 “Debt with Conversion and Other Options.”  In those circumstances, the

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

convertible debt is recorded net of the discount related to the BCF and the Company amortizes the discount to interest expense over the life of the debt using the effective interest method.

Debt Discount – The Company determines of the convertible debenture should be accounted for as liability or equity under FASB ASC 480, Liabilities – Distinguishing Liabilities from Equity.  FASB ASC 480, applies to certain contract involving a company’s own equity, and requires that issuers classify the following freestanding financial instruments as liabilities.  Mandatorily redeemable financial instruments, Obligations that require or may require repurchase of the issuer’s equity shares by transferring assets (e.g., written put options and forward purchase contracts), and Certain obligations where at inception the monetary value of the obligation is based solely or predominantly on:

-

A fixed monetary amount known at inception, for example, a payable settleable with a variable number of the issuer’s equity shares with an issuance date fair value equal to a fixed dollar amount.

-

Variations in something other than the fair value of the issuer’s equity shares for example, a financial instrument indexed to the S&P 500 and settleable with a variable number of the issuer’s equity shares, or

-

Variations inversely related to changes in fair value of the issuer’s equity shares, for example, a written put that could be net share settled.

Fair value of financial instruments – The Company has adopted Accounting Standards Codification regarding Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The carrying amounts of cash, accounts payable, accrued expenses, and other current liabilities approximate fair value because of the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates.  We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments in the management of foreign exchange, commodity price or interest rate market risks.

The Company does not use derivative financial instruments to hedge exposures to cash-flow, market or foreign-currency risks.  However, the Company has issued financial instruments including senior convertible notes payable and freestanding stock purchase warrants with features that are either (i) not afforded equity classification, (ii) embody risks not clearly and closely related to host contracts, or (iii) may be net-cash settled by the counterparty.  As required by FASB ASC 815, in certain circumstances, these instruments are required to be carried as derivative liabilities, at fair value, in our financial statements.

Determination of fair value – The Company’s financial instruments consist of convertible notes payable.  The Company believes all of the financial instruments’ recorded values approximate their fair values because of their nature and respective durations.

The Company complies with the provisions of FASB ASC 820-10, “Fair Values Measurements and Disclosures.”  FASB ASC 820-10 relates to financial assets and financial liabilities.  FASB ASC 820-10 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the Unites States of America (GAAP), and expands disclosures about fair value measurements.  The provisions of this standard apply to other accounting pronouncements that require or permit fair value measurements and are to be applied prospectively with limited exceptions.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

FASB ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  FASB ASC 820-10 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions, about market participant assumptions, that are developed based on the best information available in the circumstances (unobservable inputs).  The fair value hierarchy consist of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 and Level 2) and the lowest priority to unobservable inputs (Level 3).

Federal income taxes - Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with Accounting Standards Codification regarding Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Deferred taxes are provided for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Net loss per share calculation - Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per Share”. Basic net loss per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive.

Development Stage Company - The Company’s financial statements are prepared as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 "Development-Stage Entities” pursuant to the provisions of Topic 26, “Accounting for Development Stage Enterprises,” as it devotes substantially all of its efforts to acquiring and developing functional beverages that will eventually provide sufficient net profits to sustain the Company’s existence. Until such interests are engaged in major commercial production, the Company will continue to prepare its financial statements and related disclosures in accordance with entities in the development stage.

Recently Issued Accounting Pronouncements - For the periods ended September 30, 2014 and December 31, 2013, the Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

Note 2 - Uncertainty, going concern:

At September 30, 2014, we were engaged in a business and had suffered losses from development stage activities to date. In addition, current liabilities exceed current assets, and we have minimal operating funds. Although management is currently attempting to identify business opportunities and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, we must rely on our officers to perform essential functions without compensation until a business operation can be commenced.  No amounts have been recorded in the accompanying financial statements for the value of officers’ services, as it is not considered material.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Restatement

The financial statements have been revised as of December 31, 2013 to correct an error in accounting for the Company’s authorized shares of common stock.  In accordance with applicable Generally Accepted Accounting Principles (GAAP), the Company calculated and recognized adjustments accordingly.

The Company has corrected the authorized shares from 100,000,000 to the correct amount of 150,000,000.

Note 4 – Advance from Lantz Financial, Inc.:

On March 6, 2006, April 20, 2005 and November 28, 2005, we obtained loans of $10,000, $8,500 and $6,000 respectively from Lantz Financial, Inc., a Panamanian company.  Lantz is a non-affiliate of the Company (not associated with any officer, director, or 5% shareholder). The loans are not evidenced by a note, do not bear interest, and are unsecured. They are due on demand.  The lender has indicated that it may want to convert the debt into shares in the future, but there is no agreement to that effect and no understanding as to any other terms.

Note 5 – Cumulative sales of stock:

Since its inception, we have issued shares of common stock as follows:

On July 15, 2005, the Company issued 81,005,000 founder shares for services rendered in the amount of $81,005.

On September 30, 2006 the Company completed a reverse merger with LFG International, Inc.  The Company issued 67,133 shares for the outstanding shares of LFG International, Inc.  As part of the recapitalization of the reverse merger the Company rolled forward a reverse 2:1 stock split.  The effect of this reverse split was a reduction of the outstanding shares of 40,435,367.

On June 19, 2007, the Company’s convertible notes payable were called.  The company issued 1,000,000 shares in exchange for $700,000 of the convertible notes.

On July 12, 2007 the Company issued 100,000 shares of common stock in exchange for consulting services rendered.

On March 31, 2008 the Company issued 15,000 shares of common stock for $15,000.

On February 26, 2010 the Company issued 20,000 shares of common stock for $20,000.

On December 22, 2010 the Company issued 275,000 shares of common stock for $55,000.

In September and October of 2011, The Company issued 2,150,000 shares of stock for $244,400.

In December 2011, The Company issued 107,673 as part of a convertible debenture.

During the first quarter of 2012, the Company issued 400,000 shares of stock for $40,000 to two individuals and 3,142,750 shares to Turon Capital Partners, Inc. for marketing services to be provided.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

During the first quarter of 2013, the Company issued 6,283,559 share of stock for $0.009 to pay down the convertible debentures in the amount of $58,333.

On April 22, 2013, the Company issued 291,845 to pay down the Asher notes by $7,286.

On August 12, 2013, the Company issued 311,509 to pay down the Asher notes by $14,533.

During the fourth quarter of 2013, the Company issued 5,387,981 shares of stock for $39,200 cash.

On February 20, 2014, the Company issued 2,360,000 to reduce their convertible notes by $10,500.

On June 2, 2014, the Company issued 1,401,869 to reduce their convertible notes by $15,000.

On August 6, 2014, the Company issued 2,380,952 shares of stock to reduce their convertible notes payable with Asher by $15,000.

Note 6 – Convertible Notes Payable:

The Company had the following notes payable outstanding as of July 31, 2014 and April 30, 2014:

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

	September 30,	December 31,
	2014	2013
Promissory note payable, dated December 12, 2006 including accrued interest of $209,460 and $186,234 as of September 30, 2014 and December 31, 2014, respectively.	$ 400,000	$ 400,000

Promissory note payable, dated March 7, 2013 to Asher including accrued interest of $3,547 and $2,159 as of September 30, 2014 and December 31, 2014, respectively.	2,500	32,500

Promissory note payable, dated April 15, 2013 to Asher including accrued interest of $3,849 and $1,878 as of September 30, 2014 and December 31, 2014, respectively.	32,500	32,500

Promissory note payable, dated May 31, 2013 to Asher including accrued interest of $3,517 and $1,546 as of September 30, 2014 and December 31, 2014, respectively.	32,500	35,455

Promissory note payable, dated August 7, 2013, 2013 to Asher including accrued interest of $1,349 and $470 as of September 30, 2014 and December 31, 2014, respectively.	14,500	19,773

Promissory note payable, dated November 12, 2013, 2013 to Asher including accrued interest of $136 and $470 as of September 30, 2014 and December 31, 2014, respectively.	12,500	20,454

Promissory note payable, dated April 15, 2014 to KBM Worldwide, Inc including accrued interest of $915 as of September 30, 2014.	45,918	-

Promissory note payable, dated May 19, 2014 to KBM Worldwide, Inc including accrued interest of $1,728 as of September 30, 2014.	86,735

Promissory note payable, dated July 15, 2014 to Marv Nicholson including accrued interest of $128 as of September 30, 2014.	5,000

Promissory note payable, dated July 29, 2014 to KBM Worldwide, Inc. including accrued interest of $256 as of September 30, 2014.	25,510

Promissory note payable, dated September 2, 2014 to Darla Harlow including accrued interest of $128 as of September 30, 2014.	10,000

Promissory note payable, dated September 2, 2014 to Darla Harlow including accrued interest of $128 as of September 30, 2014.	10,000

Promissory note payable, dated September 15, 2014 to Cabe Cook including accrued interest of $128 as of September 30, 2014.	10,000

Promissory note payable, dated September 15, 2014 to KBM Worldwide, Inc. including accrued interest of $1,084 as of September 30, 2014.	108,164	-

	795,827	540,682
Less: Debt discount	(101,534)	(16,182)
Total note payable	$ 694,293	$ 524,500

On December 12, 2006 the Company issued a convertible notes payable in the amount of $300,000.  $200,000 of the loan was advanced in December, 2006.  In March 2007, the additional $100,000 was received.  The note is due one year from the date of issue and bears interest at the rate of 5% per annum compounded annually.  The Company issued additional convertible notes payable in July of 2009 in the amount of $100,000.  The terms of the note allow the holder to convert the note into shares of the Company’s stock at a rate of one share per $1 of debt including unpaid interest.  The Company has accrued interest of $209,460 and $186,234 as of September 30, 2014 and December 31, 2013 respectively.

On March 7, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $26,591.  During 2014, the Company converted 3,782,821 shares of stock and reduced their note by $30,000.  The Company has accrued interest of $3,547 and $2,159 as of September 30, 2014 and December 31, 2013 respectively.

On April 15, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $26,591.  The Company has accrued interest of $3,849 and $1,878 as of September 30, 2014 and December 31, 2013 respectively.

On May 31, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $26,591.  The Company has accrued interest of $3,517 and $1,546 as of September 30, 2014 and December 31, 2013 respectively.

On August 7, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $14,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $11,864.  The Company has accrued interest of $1,349 and $470 as of September 30, 2014 and December 31, 2013 respectively.

On November 11, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $12,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $10,227.  The Company has accrued interest of $895 and $136 as of September 30, 2014 and December 31, 2013 respectively.

On April 15, 2014, The Company entered into a Note Purchase Agreement with KBM Worldwide, Inc. in which the Company issued to KBM Worldwide a convertible promissory note in the amount of $22,500.  These notes are convertible into shares of the Company’s common stock based on 51% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 49% discount on conversion factor.  The Company recorded bond discount of $23,418.  The Company has accrued interest of $915 as of September 30, 2014.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

On May 19, 2014, The Company entered into a Note Purchase Agreement with KBM Worldwide, Inc. in which the Company issued to KBM Worldwide a convertible promissory note in the amount of $42,500.  These notes are convertible into shares of the Company’s common stock based on 51% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 49% discount on conversion factor.  The Company recorded bond discount of $44,235.  The Company has accrued interest of $915 as of September 30, 2014.

On July 9, 2014, The Company entered into a Note Purchase Agreement with Thom Schrader in which the Company issued to Mr. Schrader a convertible promissory note in the amount of $5,000.  These notes are convertible into shares of the Company’s common stock based on 50% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 3 months and each bear a 10% interest rate.  Additionally, the company recorded the intrinsic value of the 50% discount on conversion factor.  The Company recorded bond discount of $5,000.  On September 25, 2014 the Company paid off the balance of $5,000 plus $80 in accrued interest.

On July 15, 2014, The Company entered into a Note Purchase Agreement with Marv Nicholson in which the Company issued to Mr. Nicholson a convertible promissory note in the amount of $5,000.  These notes are convertible into shares of the Company’s common stock based on 50% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 3 months and each bear a 10% interest rate.  Additionally, the company recorded the intrinsic value of the 50% discount on conversion factor.  The Company recorded bond discount of $5,000.  The Company has accrued interest of $128 as of September 30, 2014.

On July 29, 2014, The Company entered into a Note Purchase Agreement with KBM Worldwide, Inc. in which the Company issued to KBM Worldwide a convertible promissory note in the amount of $12,500.  These notes are convertible into shares of the Company’s common stock based on 51% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 49% discount on conversion factor.  The Company recorded bond discount of $10,119.  The Company has accrued interest of $256 as of September 30, 2014.

On September 2, 2014, The Company entered into a Note Purchase Agreement with Darla Harlow in which the Company issued to Ms. Harlow a convertible promissory note in the amount of $5,000.  These notes are convertible into shares of the Company’s common stock based on 50% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 3 months and each bear a 10% interest rate.  Additionally, the company recorded the intrinsic value of the 50% discount on conversion factor.  The Company recorded bond discount of $5,000.  The Company has accrued interest of $128 as of September 30, 2014.

On September 2, 2014, The Company entered into a Note Purchase Agreement with Darla Harlow in which the Company issued to Ms. Harlow a convertible promissory note in the amount of $5,000.  These notes are convertible into shares of the Company’s common stock based on 50% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 3 months and each bear a 10% interest rate.  Additionally, the company recorded the intrinsic value of the 50% discount on conversion factor.  The Company recorded bond discount of $5,000.  The Company has accrued interest of $128 as of September 30, 2014.

On September 15, 2014, The Company entered into a Note Purchase Agreement with Cabe Cook in which the Company issued to Mr. Cook a convertible promissory note in the amount of $5,000.  These notes are convertible into shares of the Company’s common stock based on 50%

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

September 30, 2014

of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 3 months and each bear a 10% interest rate.  Additionally, the company recorded the intrinsic value of the 50% discount on conversion factor.  The Company recorded bond discount of $5,000.  The Company has accrued interest of $128 as of September 30, 2014.

On September 15, 2014, The Company entered into a Note Purchase Agreement with KBM Worldwide, Inc. in which the Company issued to KBM Worldwide a convertible promissory note in the amount of $53,000.  These notes are convertible into shares of the Company’s common stock based on 51% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 49% discount on conversion factor.  The Company recorded bond discount of $49,034.  The Company has accrued interest of $1,084 as of September 30, 2014.

Note 7 – Notes Payable

The Company has a non-interest bearing note payable with one of its officers and shareholders.  The balance of this note at September 30, 2014 was $12,135 and $33,903 at December 31, 2013.

The Company also has notes payable $129,000.  These notes carry an interest rate of 8% and a one year maturity rate.  The balance of these notes at September 30, 2014 and December 31, 2013 was $129,000.

Note 8 – Subsequent Events:

Management has reviewed events between September 30, 2014 and the date the financials were issued, November 11, 2014, and there were no significant events identified for disclosure.

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
Table of Contents

Balance Sheets:
December 31, 2013 and 2012	F-1

Statements of Operations:
For the year ended December 31, 2013 and 2012	F-2

Statements of Cash Flows:
For the year ended December 31, 2013 and 2012	F-3

Statement of Stockholders' Deficit:
December 31, 2013	F-4

Notes to Financial Statements:
December 31, 2013	F-5 to F-10

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Balance Sheets

	(audited)	(audited)
	December 31,	December 31,
	2013	2012

ASSETS
Current assets:
Cash	$ 14,529	$ 64,992
Prepaid Expenses	-	57,617
Inventory	-	-
Total current assets	14,529	122,609

Fixed Assets
Furniture and Equipment	8,936	8,936
Computer Equipment	5,617	5,617
Leasehold Improvements	-	-
Total Fixed Assets	14,553	14,553
Less Accumulated Depreciation	(14,553)	(14,553)
Net Fixed Assets	-	-

Other Assets
Investment in HITOR Poland LLC	-	23,100
Goodwill	-	-
Total Other Assets	-	23,100
Total assets	$ 14,529	$ 145,709

LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$ 208,474	$ 176,453
Convertible Notes Payable	524,500	487,019
Deposit	150,000	150,000
Notes payable	162,903	168,662
Advance from Lantz Financial, Inc.	24,500	24,500
Total current liabilities	1,070,377	1,006,634

Long-term liabilities:

Total long-term liabilities	-	-

Total liabilities	1,070,377	1,006,634

STOCKHOLDERS' DEFICIT
Common stock, $.001 par value, 150,000,000 authorized,
81,505,862 and 69,230,968 shares issued and outstanding	81,506	69,231
Capital in excess of par value	1,855,126	1,617,569
Deficit accumulated during the development stage	(2,992,480)	(2,547,725)
Total stockholders' deficit	(1,055,848)	(860,925)
Total liabilities and stockholders' deficit	$ 14,529	$ 145,709

The accompanying notes are an integral part of these statements.

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Statements of Operations
Unaudited
	Cumulative,
	Inception,
	July 15,
	2005 Through	Year ended	Year ended
	December 31,	December 31,	December 31,
	2013	2013	2012

Sales	$ 81,723	$ 50,000	$ -

Cost of Sales	49,579		-

Gross Profit	32,144	50,000	-

General and administrative expenses:
Salaries	228,693		-
Depreciation	22,837		1,515
Legal and professional	1,118,872	174,771	270,110
Marketing and Advertising	456,061	55,877	124,627
Insurance	32,710	420	460
Communications	56,787	6,351	8,175
Rent	106,254	5,000	9,000
Inventory impairment	75,968		75,968
Other general and administrative	469,029	55,132	118,549
Total operating expenses	2,567,211	297,551	608,404
(Loss) from operations	(2,535,067)	(247,551)	(608,404)

Other income (expense):
Interest Income	4,617	-	-
Loss on disposition of assets	(35,720)	(23,100)
Interest (expense)	(426,310)	(174,104)	(91,172)
(Loss) before taxes	(2,992,480)	(444,755)	(699,576)

Provision (credit) for taxes on income	-	-	-
Net (loss)	$ (2,992,480)	$ (444,755)	$ (699,576)

Basic earnings (loss) per common share		$ (0.01)	$ (0.01)

Weighted average number of shares outstanding		72,368,415	69,230,688

The accompanying notes are an integral part of these statements.

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Statements of Stockholders' Deficit

				Deficit
				Accumulated
			Capital in	During the
	Common Stock		Excess of	Development
	Shares	Amount	Par Value	Stage	Total

Inception, July 15, 2005 through December 31, 2005:
Balances, December 31, 2005	81,005,000	$ 81,005	$ -	$ (135,692)	$ (54,687)

Effects of Reverse Merger with LFG
September 30, 2006	(40,435,500)	(40,435)	31,799		(8,636)

Net (loss)				(84,628)	(84,628)
Balances, December 31, 2006	40,569,500	40,570	31,799	(220,320)	(147,951)

Conversion of subordinated debt
June 19, 2007	1,000,000	1,000	699,000		700,000

Issuance for services rendered
July 14, 2007	100,000	100	99,900		100,000

Net (loss)				(736,061)	(736,061)

Balances, December 31, 2007	41,669,500	41,670	830,699	(956,381)	(84,012)

Common Stock Issued cash
March 31, 2008	15,000	15	14,985		15,000

Net (loss)				(343,341)	(343,341)

Balances, December 31, 2008	41,684,500	41,685	845,684	(1,299,722)	(412,353)

Net (loss)				(145,430)	(145,430)

Balances, December 31, 2009	41,684,500	41,685	845,684	(1,445,152)	(557,783)

Common Stock Issued for Cash
February 26, 2010	20,000	20	19,980		20,000

April 2010 1:1.5 Stock Split	20,875,500	20,875	(20,875)		-

December 22, 2010	275,000	275	54,725		55,000

Net (loss)				(131,857)	(131,857)

Balances, December 31, 2010	62,855,000	62,855	899,514	(1,577,009)	(614,640)

Common Stock Issued	2,833,218	2,833	263,849		266,682

Net (loss)				(271,140)	(271,140)

Balances, December 31, 2011	65,688,218	65,688	1,163,363	(1,848,149)	(619,098)

Common Stock Issued	3,542,750	3,543	382,160		385,703

Intrisic Bond Discount			72,046		72,046

Net (loss)				(699,576)	(699,576)

Balances, December 31, 2012	69,230,968	69,231	1,617,569	(2,547,725)	(860,925)

Common Stock Issued	12,274,894	12,275	135,693		147,968

Intrisic Bond Discount			101,864		101,864

Net (loss)				(444,755)	(444,755)

Balances, December 31, 2013	81,505,862	$ 81,506	$ 1,855,126	$ (2,992,480)	$ (1,055,848)

The accompanying notes are an integral part of these statements.

HITOR GROUP, INC.
(Formerly NANO-JET, CORP.)
(A development stage enterprise)
Statements of Cash Flows
Unaudited
	Cumulative,
	Inception,
	July 15,
	2005 Through	Year ended	Year ended
	December 31,	December 31,	December 31,
	2013	2013	2012
Cash flows from operating activities:
Net (loss)	$ (2,992,480)	$ (444,755)	$ (699,576)
Adjustments to reconcile net (loss) to cash
provided (used) by developmental stage activities:
Common stock issued for services	522,724		345,702
Effects of reverse merger with LFG	(8,636)
Depreciation and Amortization	14,553	-	-
Amortization of bond discount	202,616	144,535	58,081
Loss on sale of assets	12,620
Change in current assets and liabilities:
Funds held in trust, Attorney		-	-
Inventory	-	-	75,968
Prepaid expenses	-	57,617	(57,617)
Deposits	150,000	-
Accounts payable and accrued expenses	208,474	32,021	26,240
Net cash flows from operating activities	(1,890,129)	(210,582)	(251,202)
Cash flows from investing activities:
Purchase of fixed assets	(14,553)	-	-
Website development costs incurred
Net cash flows from investing activities	(14,553)	-	-
Cash flows from financing activities:
Proceeds from sale of common stock	1,169,827	67,816	40,000
Proceeds/(payments) from notes payable	200,384	31,722	87,392
Convertible Note Payable	524,500	37,481	102,500
Investment in subsidiary	-	23,100	(23,100)
Advance from Lantz Financial, Inc.	24,500
Net cash flows from financing activities	1,919,211	160,119	206,792
Net cash flows	14,529	(50,463)	(44,410)
Cash and equivalents, beginning of period	-	64,992	109,402
Cash and equivalents, end of period	$ 14,529	$ 14,529	$ 64,992

Supplemental cash flow disclosures:
Cash paid for interest	$ (295,784)	$ -	$ -
Cash paid for income taxes	-
Shares issued to settle convertible debenture	$ 123,271	$ 80,152

The accompanying notes are an integral part of these statements.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

Note 1 - Organization and summary of significant accounting policies:

Following is a summary of the Company’s organization and significant accounting policies:

Organization and nature of business –Hitor Group Inc., formerly Nano-Jet Corp. (“We,” or “the Company”) is a Nevada corporation incorporated on July 15, 2005. Effective December 6, 2007, the Company changed its name to Hitor Group Inc.

The Company’s product is anticipated to allow owners and operators of both gasoline and diesel powered vehicles to potentially increase fuel efficiency while reducing fuel emissions into the environment. In addition, the Company intends to operate three other subsidiaries. One will focus on oil extraction, transport and storage solutions. The other will focus on alternative powered private and commercial vehicles.  The Company owns a proprietary technology and currently is applying for patents and has hired patent attorneys for this technology worldwide.

The Company is also in the process of substantially changing their business plan.  The company will operate two distinct sections, the one that allows fuel and energy efficiency and a new telecom division which will allow the company to offer voice over internet protocol (VoIP).  See note 9 for more.

Basis of presentation – The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and reflect all adjustments, consisting of normal recurring adjustments, which management believes are necessary to fairly present the financial position, results of operations, and cash flows of the Company for the period ending December 31, 2013 and 2012.

Use of estimates -The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2013 and 2012.

Inventory – Inventory is recorded at lower of cost or market, cost is computed on a first-in first-out basis.  The inventory consists of imported parts.

Property and Equipment – The Company values its investment in property and equipment at cost less accumulated depreciation.  Depreciation is computed primarily by the straight line method over the estimated useful lives of the assets ranging from five to thirty-nine years.

Fair value of financial instruments and derivative financial instruments – We have adopted Accounting Standards Codification regarding Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The carrying amounts of cash, accounts payable, accrued expenses, and other current liabilities approximate fair value because of the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates.  We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments in the management

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

of foreign exchange, commodity price or interest rate market risks.

Federal income taxes - Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with Accounting Standards Codification regarding Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Deferred taxes are provided for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Net loss per share calculation - Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per Share”. Basic net loss per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive.

Recently Issued Accounting Pronouncements - For the periods ended December 31, 2013 and 2012, the Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

Note 2 - Uncertainty, going concern:

At December 31, 2013, we were engaged in a business and had suffered losses from development stage activities to date. In addition, current liabilities exceed current assets, and we have minimal operating funds. Although management is currently attempting to identify business opportunities and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, we must rely on our officers to perform essential functions without compensation until a business operation can be commenced.  No amounts have been recorded in the accompanying financial statements for the value of officers’ services, as it is not considered material.

These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Advance from Lantz Financial, Inc.:

On March 6, 2006, April 20, 2005 and November 28, 2005, we obtained loans of $10,000, $8,500 and $6,000 respectively from Lantz Financial, Inc., a Panamanian company.  Lantz is a non-affiliate of the Company (not associated with any officer, director, or 5% shareholder). The loans are not evidenced by a note, do not bear interest, and are unsecured. They are due on demand.  The lender has indicated that it may want to convert the debt into shares in the future, but there is no agreement to that effect and no understanding as to any other terms.

Note 4 - Federal income tax:

We follow Accounting Standards Codification regarding Accounting for Income Taxes. Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carryforwards. No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized, as it is not deemed likely to be realized.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

The provision for refundable Federal income tax consists of the following:

12/31/2013

12/31/2012

Refundable Federal income tax attributable to:

Current operations

  $(151,217)

 $(227,656)

Less, Nondeductible expenses

         -0-

        -0-

-Less, Change in valuation allowance

     151,217

     227,656

 Net refundable amount

         -0-                    -0-

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount  is as follows:

 12/31/2013

   12/31/12

Deferred tax asset attributable to:

 Net operating loss carryover

   $1,007,243

  $ 856,027

Less, Valuation allowance

   (1,007,243)

  (856,027)

 Net deferred tax asset

        -0-                      -0-

At December 31, 2013, an unused net operating loss carryover approximating $2,992,480 is available to offset future taxable income; it expires beginning in 2018.  Due to the change of control of the Company, the use of the net operating loss may be limited in the future.

Note 5 – Investment in HITOR Poland LLC

On May 16, 2012, The Company invested $3,000 in HITOR Poland LLC.  The Company owns a 49% interest in the LLC.  The joint venture is a manufacturing plant that will manufacture the HITOR product line and operates in Sanok, Poland.  On September 13, 2012, the Company invested an additional $20,100 for a total of $23,100 at December 31, 2012. As a result of the significant influence and control exercised over the investee, HITOR Poland LLC, the accounting policy has been determined to be the equity method. Accordingly, the investment is recorded at cost and there have been no earnings or expenses from Hitor Poland to recognize. During the fourth quarter of 2013, the Company decided to terminate all operations in Poland.  The Company recognized a loss on abandonment of $23,100.

Note 6 – Cumulative sales of stock:

Since its inception, we have issued shares of common stock as follows:

On July 15, 2005, the Company issued 81,005,000 founder shares for services rendered in the amount of $81,005.

On September 30, 2006 the Company completed a reverse merger with LFG International, Inc.  The Company issued 67,133 shares for the outstanding shares of LFG International, Inc.  As part of the recapitalization of the reverse merger the Company rolled forward a reverse 2:1 stock split.  The effect of this reverse split was a reduction of the outstanding shares of 40,435,367.

On June 19, 2007, the Company’s convertible notes payable were called.  The company issued 1,000,000 shares in exchange for $700,000 of the convertible notes.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

On July 12, 2007 the Company issued 100,000 shares of common stock in exchange for consulting services rendered.

On March 31, 2008 the Company issued 15,000 shares of common stock for $15,000.

On February 26, 2010 the Company issued 20,000 shares of common stock for $20,000.

On December 22, 2010 the Company issued 275,000 shares of common stock for $55,000.

In September and October of 2011, The Company issued 2,150,000 shares of stock for $244,400.

In December 2011, The Company issued 107,673 as part of a convertible debenture.

During the first quarter of 2012, the Company issued 400,000 shares of stock for $40,000 to two individuals and 3,142,750 shares to Turon Capital Partners, Inc. for marketing services to be provided.

During the first quarter of 2013, the Company issued 6,283,559 share of stock for $0.009 to pay down the convertible debentures in the amount of $58,333.

On April 22, 2013, the Company issued 291,845 to pay down the Asher notes by $7,286.

On August 12, 2013, the Company issued 311,509 to pay down the Asher notes by $14,533.

During the fourth quarter of 2013, the Company issued 5,387,981 shares of stock for $39,200 cash.

Note 7 – Convertible Notes Payable:

On December 12, 2006 the Company issued a convertible notes payable in the amount of $300,000.  $200,000 of the loan was advanced in December, 2006.  In March 2007, the additional $100,000 was received.  The note is due one year from the date of issue and bears interest at the rate of 5% per annum compounded annually.  The terms of the note allow the holder to convert the note into shares of the company’s stock at the rate of one share per $1 of debt including unpaid interest.

The Company issued additional convertible notes payable in July of 2009 in the amount of $100,000.  The note is due one year from the date of issue and bears interest at a rate of 5% per annum compounded annually.  The terms of the note allow the holder to convert the note into shares of the Company’s stock at a rate of one share per $1 of debt including unpaid interest.

On January 24, 2012, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $42,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 10 months and each bear an 8% interest rate.  As of June 30, 2012, the Company has issued and received $42,500.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $34,773.

On May 16, 2012, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $27,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 10 months and each bear an 8% interest rate.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $22,500.

On July 31, 2012, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $14,773.

On March 7, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $26,591.

On April 15, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $26,591.

On May 31, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $32,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $26,591.

On August 7, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $14,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $11,864.

On November 11, 2013, The Company entered into a Note Purchase Agreement with Asher Enterprises, Inc. in which the Company issued to Asher Enterprises a convertible promissory note in the amount of $12,500.  These notes are convertible into shares of the Company’s common stock based on 55% of the lowest trade price in the 10 days pervious to the conversion.  The Notes have a maturity of 9 months and each bear an 8% interest rate.  Additionally, the company recorded the intrinsic value of the 45% discount on conversion factor.  The Company recorded bond discount of $10,227.

The balance of these convertible debentures at December 31, 2013 was $140,682 and the bond discount amount was $16,182.

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

Note 8 – Notes Payable

The Company has a non-interest bearing note payable with one of its officers and shareholders.  The balance of this note at December 31, 2013 was $33,903 and $151,279 at December 31, 2012.

The Company also has notes payable $129,000.  These notes carry an interest rate of 8% and a one year maturity rate.  The balance of these notes at December 31, 2013 was $129,000.

Note 9 – Stock Subscriptions

On March 22, 2007 the Company issued a stock subscription in the amount of $700,000.  The subscription is for 1,000,000 shares at a rate of $0.70 per share.  Among other provisions the subscription holder has exclusive selling rights to the Company’s product in Poland and responsibilities to sell preset amounts of product.

In January 2012, the Company issued a stock option to Makirys Management Group Inc. in the amount of $300,000 or 3,000,000 shares at $0.10 per share.  The incentive is to entice the Company to expand the product lines into different countries and increase the market share in Canada.

Note 10 – Resignation of Director

On February 1, 2012, Mr. Xiao Lin resigned as a director of the Company.

Note 11 – Marketing Contract and Restatement:

Prior to the issuance of the financial statements management determined that it had not recorded a consulting agreement between Turon Capital Partners, Inc. and the Company. The agreement was effective on March 2, 2012 and will result in a restatement for both the March 31, 2012 and June 30, 2012 financial statements. The agreement between the parties was for ongoing consulting and support assistance for the marketing of all the Company’s products. The term of the agreement is for a period of twelve months but can be canceled by either party with a sixty day written notice by certified/registered mail. Compensation provided to Turon Capital Partners, Inc. was in the form of an issuance of 3,142,750 common shares. Furthermore, the Company has agreed to advance $50,000 upon the approval of a ninety day marketing plan that has yet to be finalized.

The following table represents the effects of the restated statements as of March 31, 2012 and June 30, 2012:

	Restated	Original	Restated	Original
	03/31/12	03/31/12	06/30/12	06/30/12
Prepaid Expenses	316,894	0	230,468	0

Common Stock	69,231	66,088	69,231	91,088

Capital In Excess of Par Value	1,580,296	1,237,736	1,602,796	1,237,736

Retained Deficit	(1,848,149	(1,941,562)	(1,848,149)	(1,998,588)

(Loss)/Income	(122,201)	(93,413)	(277,468)	(150,439)

Hitor Group, Inc.

Formerly Nano-Jet Corp.

(A development stage enterprise)

Notes to Financial Statements

December 31, 2013

Note 12 – Subsequent Events:

Management has reviewed events between December 31, 2013 and the date the financials were issued, April 14, 2014, and aside from the event disclosed below there were no significant events identified for disclosure.

On February 20, 2014, the Company issued 2,360,000 shares to reduce their convertible note payable by $10,500.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”) authorizes the maximum number of common shares outstanding at any time shall be one hundred fifty million (150,000,000) shares of common stock, $0.001 par value.  On September 20, 2014, the Board approved an amendment to the Articles of Incorporation to authorize one billion (1,000,000,000) shares of common stock.  Each share of common stock is entitled to one vote.  The Board is authorized to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the common stock.  These additional shares of common stock will have the same rights, privileges, preferences and restrictions as the Company’s shares of common stock which are currently authorized.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be sued as an anti-takeover devise.  However, the proposed increase in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company’s management with the ability to issue shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.  As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company’s shares that could result from actual or rumored takeover attempts.  The Company currently has no such provisions in any of its governing documents.

As summarized below, provisions of the Company’s certificate of incorporation and bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management.  These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in its management.

The general purpose and effect of the amendment to the Company’s Articles of Incorporation is to authorize an additional eight hundred fifty thousand (850,000,000) shares of common stock.  Such increase is not attributable to a specific transaction, or anticipated transaction.  As such, no consideration has been received or is to be received by the Company for a transaction underlying the increase in common stock.  The reason for the increase is to be able to use the additional common shares as a tool to attract companies to engage in mergers and acquisitions with the Company.  Additionally, we anticipate that we will have other needs for additional shares of authorized common stock in the future.  The increase in the number of authorized shares of common stock would enable us to issue additional shares of common stock from time to time as may be required for proper business purposes, such as equity incentive awards to officers, directors and employees, equity financings, business and asset acquisitions, stock splits and dividends and other corporate purposes.  We believe that now is an appropriate time to increase our authorized shares of common stock so that we will have the benefit of flexibility and agility in structuring and consummating such future issuances and transactions.

While we believe the increase in our authorized common stock contemplated by the Amendment is necessary and appropriate, there are possible disadvantages to such increases.  These disadvantages include, but are not limited to:

•

The issuance of authorized but unissued stock, through a stockholder rights plan or otherwise, could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires.  This proposal is not being presented with the intent that it be utilized as a takeover protection devise.  The Company does not presently have a stockholder rights plan and there are no present proposals to adopt one.  Additionally, the current concentration of a large percentage of our issued and outstanding common stock in the hands of the majority stockholders and other large stockholders already presents a potential deterrence to take-over attempts.

•

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.  Stockholders would not necessarily have the right to approve any such dilutive issuance.

The general effect upon the rights of the existing security holders as a result of the increase in common stock is an overall dilution of the Company’s stock and the inherent affects that increasing the Company’s outstanding common stock has on shareholder value based on the dilutive impact of the additional authorized shares. If the Board deems it to be in the best interests of the Company and the stockholders of the Company to issue additional shares of common stock in the future from authorized shares, the Board generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

EFFECTIVE DATE OF AMENDMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the actions stated herein, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders.  The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on March 3, 2015.

By Order of the Board

March 2, 2015

Ken Martin

Chief Executive Officer